EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Accredited Solutions, Inc. (the “registrant”) on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eduardo Brito, Chief Executive Officer of the registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of this Sarbanes Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant at the dates and for the periods indicated.

/s/Eduardo Brito
Eduardo Brito
Chief Executive Officer
(Principal Executive Officer)

July 16, 2024